UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 21, 2008
(Date of earliest event reported)
Ventana Medical Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-20931 (Commission File Number)	94-2976937 (IRS Employer Identification Number)

1910 E. Innovation Park Drive, Tucson (Address of Principal Executive Offices)		85755 (Zip Code)
520-887-2155
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
(see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03 Material Modification to Rights of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Agreement and Plan of Merger
First Amendment to Rights Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On January 21, 2008, Ventana Medical Systems, Inc., a Delaware corporation (“Ventana”), Roche Holdings, Inc., a Delaware corporation (“Roche”), and Rocket Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Roche (the “Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Purchaser has agreed to amend its June 27, 2007 offer (such offer, as amended prior to the execution of the Merger Agreement, the “Initial Offer”) to purchase all of the outstanding shares of Ventana common stock, par value $0.001 per share (“Ventana Common Stock”), together with the associated preferred stock purchase rights for so long as such rights are outstanding (“Ventana Rights” and, together with shares of Ventana Common Stock, “Shares”) to (1) increase the purchase price from $75.00 to $89.50 per Share, net to the seller in cash, and (2) make such other amendments as are necessary or appropriate to conform to the requirements of the Merger Agreement (the Initial Offer, as amended pursuant to the Merger Agreement, the “Offer”). The Merger Agreement provides that, if the Offer is consummated, and certain other conditions are satisfied, Purchaser will merge with and into Ventana (the “Merger”), with Ventana surviving as a wholly owned subsidiary of Roche. The Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, were approved by the boards of directors of both Roche and Ventana.
     The Merger Agreement contains customary representations, warranties and covenants. Consummation of the Offer is subject to various conditions, including, without limitation, the valid tender of a number of Shares that, together with the Shares then owned by Roche and its affiliates, represents at least a majority of the Shares outstanding on a fully-diluted basis. The Merger is also subject to various conditions, including, without limitation, the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares, if such approval is required by Delaware law, and Purchaser’s purchase of Shares pursuant to the Offer.
     The Merger Agreement provides that if Ventana receives an unsolicited competing proposal that Ventana’s board of directors determines is a superior proposal (after considering the advice of its outside legal and financial advisors) prior to the purchase of Shares pursuant to the Offer, Ventana may, under certain circumstances, terminate the Merger Agreement and enter into a definitive agreement with respect to such superior proposal, subject to the obligation to pay a termination fee to Roche.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Ventana. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Ventana, Roche or Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Ventana’s public disclosures.
     In connection with the signing of the Merger Agreement, all of Ventana’s directors and executive officers (other than John Patience and Jack Schuler) entered into a Stockholder Tender and Support Agreement with Roche. Under this agreement, such directors and officers agreed, among other things, to tender all of the outstanding Shares beneficially owned by them pursuant to the Offer, to vote such Shares in favor of the adoption of the Merger Agreement at any meeting of the stockholders of the Company and to grant to Roche an irrevocable proxy to vote such Shares in favor of the Merger Agreement.
     The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated herein by reference.
     On January 22, 2008, Ventana and Roche Holding Ltd issued a press release regarding the execution of the Merger Agreement, a copy which is attached hereto as Exhibit 99.1.
Item 3.03 Material Modification to Rights of Security Holders.
     In connection with the Merger Agreement, Ventana entered into a First Amendment to Rights Agreement, dated January 21, 2008 (the “Amendment”), between Ventana and Wells Fargo Bank, N.A., which amends the Rights Agreement, dated as of May 6, 1998 (the “Rights Agreement”), between Ventana and Wells Fargo Bank N.A. (as successor to Norwest Bank Minnesota, N.A.). The Amendment renders the Rights Agreement inapplicable to the Merger Agreement and the transactions contemplated thereby and causes the Rights Agreement to expire immediately prior to the effective time of the Merger.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

2.1	Agreement and Plan of Merger, dated January 21, 2008, by and among Ventana Medical Systems, Inc., Roche Holdings, Inc., and Rocket Acquisition Corporation.

4.1	First Amendment to Rights Agreement, dated January 21, 2008, between Ventana Medical Systems, Inc. and Wells Fargo Bank, N.A. (as successor to Norwest Bank Minnesota, N.A.).

99.1	Press Release issued by Roche Holding Ltd and Ventana Medical Systems, Inc. on January 22, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2008	VENTANA MEDICAL SYSTEMS, INC.
	By:	/s/ Mark D. Tucker
Mark D. Tucker
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 21, 2008, by and among Ventana Medical Systems, Inc., Roche Holdings, Inc., and Rocket Acquisition Corporation.

4.1	First Amendment to Rights Agreement, dated January 21, 2008, between Ventana Medical Systems, Inc. and Wells Fargo Bank, N.A. (as successor to Norwest Bank Minnesota, N.A.).

99.1	Press Release issued by Roche Holding Ltd and Ventana Medical Systems, Inc. on January 22, 2008.